June 29, 1998


                        PIONEER VARIABLE CONTRACTS TRUST
                   Supplement to Prospectus dated May 1, 1998

     The following information supplements the corresponding sections in the Prospectus.

     Mr. David Tripple, President and Chief Investment Officer of Pioneering Management Corporation ("Pioneer") and Executive Vice President of the Fund, has general responsibility for PMC's investment operations. Mr. Tripple joined PMC in 1974. Ms. Theresa Hamacher, Senior Vice President of Pioneer, oversees U.S. equity research and portfolio management.

     Balanced Portfolio: William C. Field, Vice President of Pioneer, is responsible for day-to-day management of the Portfolio's equity investments. Mr. Field joined PMC in 1991 and has over six years of investment experience. Richard A. Schlanger, Vice President of Pioneer, together with Mr. Field is responsible for the day-to-day management of the income investments of the Portfolio. Mr. Schlanger joined Pioneer in 1983 has over 11 years of investment experience.

                                                                       0698-5384
                                             (C) Pioneer Funds Distributor, Inc.